UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 13, 2015, The Charles Schwab Corporation (the “Company”) issued $350,000,000 aggregate principal amount of 3.450% Senior Notes due 2026 (the “Notes”). The Notes were issued under a Senior Indenture, dated as of June 5, 2009 (the “Senior Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Seventh Supplemental Indenture, dated as of November 13, 2015 (the “Seventh Supplemental Indenture”). The offering was made pursuant to a Prospectus dated December 15, 2014 and a Prospectus Supplement dated November 9, 2015, filed pursuant to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-200939).

On November 9, 2015, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters.

Copies of the Underwriting Agreement, the Seventh Supplemental Indenture and the form of 3.450% Senior Note due 2026 are attached as Exhibits 1.1, 4.36, and 4.37, respectively, to this Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion delivered in connection with the transactions described above is attached as Exhibit 5.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated November 9, 2015, among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.36	Seventh Supplemental Indenture, dated as of November 13, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.37	Form of 3.450% Senior Note due 2026 (included in Exhibit 4.36).

5.1	Opinion of Arnold & Porter LLP, dated November 13, 2015.

23.1	Consent of Arnold & Porter LLP, dated November 13, 2015 (included in Exhibit 5.1).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: November 13, 2015	By:	/s/ Joseph R. Martinetto
Joseph R. Martinetto
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 9, 2015, among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.36	Seventh Supplemental Indenture, dated as of November 13, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A.

4.37	Form of 3.450% Senior Note due 2026 (included in Exhibit 4.36).

5.1	Opinion of Arnold & Porter LLP, dated November 13, 2015.

23.1	Consent of Arnold & Porter LLP, dated November 13, 2015 (included in Exhibit 5.1).